UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2014 (April 15, 2014)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 15, 2014, DSW Inc. issued a press release entitled “DSW Inc. Acquires Interest in Town Shoes of Canada.” A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and accompanying press release shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. These forward-looking statements involve numerous risks and uncertainties, including, without limitation, whether the proposed investment is consummated, the satisfaction of the conditions to closing of the proposed investment, the ability to recognize the expected benefits of the investment, and the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1*	Press Release entitled "DSW Inc. Acquires Interest in Town Shoes of Canada," dated April 15, 2014.
*Furnished (not filed) as part of this Current Report on Form 8-K

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DSW Inc.
By: /s/ Douglas J. Probst
Douglas J. Probst
Executive Vice President and
Chief Financial Officer

Date: April 15, 2014

EXHIBIT INDEX

Exhibit No.                    Description

99.1*	Press Release, entitled "DSW Inc. Acquires Interest in Town Shoes of Canada," dated April 15, 2014.

*Furnished (not filed) as part of this Current Report on Form 8-K.